Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Universal Capital Management, Inc. (the “Company”) for the period ending July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael D. Queen, Chief Financial Officer of our Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of our Company.

Date: June 7, 2013	/s/ Michael D. Queen
Michael D. Queen,
Chief Financial Officer
(Principal Financial Officer)